UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 2007



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On November 16, 2007, we issued a press release announcing that we have been advised by the Underwriters' Laboratories (UL) that it has successfully completed the initial production inspection of our fully automated production line located in Galway, Ireland and is authorized to apply the UL mark to the Power Pack products produced on that line.

     A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.       Description
    -----------       -----------

      99.1            Press Release dated November 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2007


                                        MEDIS TECHNOLOGIES LTD.



                                        By:   /s/ Howard Weingrow
                                            ----------------------------------
                                             Name:  Howard Weingrow
                                             Title:  Deputy Chairman and
                                                       Chief Operating Officer